VALIC COMPANY I
Supplement to the Prospectus dated October 1, 2009
Small-Mid Growth Fund. At a meeting on August 2-3, 2010, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the appointment of Century Capital Management, LLC (“Century Capital”) as a co-sub-adviser to the Fund. The Board approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company and Century Capital (the “Century Capital Sub-advisory Agreement”).
Wells Capital Management Incorporated (“Wells Capital”) currently serves as a sub-adviser of the Fund. Century Capital will replace Wells Capital’s Small/Mid Growth Equity Team, which is managed by Robert Junkin. Wells Capital’s Small Cap Growth Equity Team, which is managed by Linda Freeman, Jeffrey S. Drummond, Jeffrey Harrison, Edward Rick IV and Paul Carder, will continue to manage a portion of the Fund. The approval of the Century Capital Sub-Advisory Agreement will not result in any modifications to the Fund’s principal investment objective, principal investment strategy, principal investment risks or the fees paid by the Fund.
The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to approve sub-advisory agreements without a shareholder vote. However, an information statement explaining the addition of Century Capital as a sub-adviser will be mailed to the Fund’s shareholders of record as of August 6, 2010.
The following changes to the Fund’s prospectus are effective August 9, 2010.
In section titled “About VC I’s Management — Investment Sub-Advisers — Wells Capital Management Incorporated,” the references to Wells Capital’s Small-Mid Growth Team and to Mr. Junkin are deleted in their entirety.
In the section titled “About VC I’s Management — Investment Sub-Advisers,” the disclosure is amended to reflect the addition of Century Capital as a sub-adviser as follows:
Century Capital Management, LLC (“Century Capital”) is located at 100 Federal Street, Boston, Massachusetts 02110. Century Capital provides investment management services to individuals and institutions. As of May 31, 2010, Century Capital had approximately $1.7 billion in assets under management, which amount does not include assets in Century Capital’s private equity limited partnerships.
Century Capital is responsible for managing a portion of the Small-Mid Growth Fund. Century Capital’s portion of the Fund is managed by Donald M. Bisson, CFA. Mr. Bisson is a Portfolio Manager and Partner with Century Capital. Mr. Bisson joined Century Capital in May 2008. Prior to joining Century Capital, he was a senior portfolio manager with Evergreen Investment Management Company since 1998, managing that firm’s small-mid growth team from 1998 to 2008. Mr. Bisson has more than 21 years of investment experience.
Growth Fund/International Growth I Fund. Effective July 16, 2010, American Century Global Investment Management, Inc. (“ACGIM”), the sub-adviser of the Growth Fund and International I Growth Fund, was merged with and into its parent company, American Century Investment Management, Inc. (“American Century”). American Century will manage the Funds and will provide the same services as was provided by ACGIM. The ACGIM portfolio managers responsible for managing the Funds will continue to manage the Funds but as portfolio managers of American Century. All references to ACGIM are changed to American Century.
Date: August 6, 2010